UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

BIOCEPT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: ((858)) 320-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

After considering strategic alternatives, Biocept, Inc., a Delaware corporation (the “Company”), filed a voluntary petition for relief (the “Petition”) under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on October 13, 2023.

The proceeding under the Petition is styled as “In Re: Biocept, Inc.” As a result of filing the Petition, a Chapter 7 trustee will be appointed by the Bankruptcy Court to administer the bankruptcy estate of the Company and to perform the duties set forth in Section 704 of the Code. The assets of the Company will be liquidated and any claims paid in accordance with the Code.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Antonino Morales, Marsha A. Chandler, Bruce E. Gerhardt, Quyen Dao-Haddock, Ivor Royston, and Linda Rubinstein (each a “Member” and collectively the “Members”) tendered their resignations as members of the Company’s Board of Directors which resignations were effective on October 13, 2023, prior to filing the Petition. The resignations of Mr. Morales, Ms. Chandler, Mr. Gerhardt, Ms. Dao-Haddock, Mr. Royston and Ms. Rubinstein are not the result of any disagreements with the Company regarding the Company’s operations, policies, or practices. Each of the Members have resigned due to the Company’s filing of the Petition which effectively eliminates the powers of the Company’s Board of Directors. Following the resignations of the Members, the Company will have no members serving on its Board of Directors.

In addition to his resignation from the Company’s Board of Directors, Mr. Morales tendered his resignation as the Company’s President and Chief Executive Officer effective on October 13, 2023. The resignation of Mr. Morales was not the result of any disagreement with the Company regarding the Company’s operations, policies, or practices. Mr. Morales resigned due to the filing of the Petition which effectively eliminates the powers he previously held on behalf of the Company and the roles of President and Chief Executive Officer.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated October 16, 2023	By:	/s/ Antonino Morales
	Name:	Antonino Morales
	Title:	President and Chief Executive Officer

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